EQ PREMIER VIP TRUST

EQ/Core Plus Bond Portfolio

SUPPLEMENT DATED AUGUST 4, 2020 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2020, AS SUPPLEMENTED

This Supplement updates certain information contained in the Statement of Additional Information (“SAI”) dated May 1, 2020, as supplemented, of EQ Premier VIP Trust (“Trust”). You should read this Supplement in conjunction with the SAI and retain it for future reference. You may obtain an additional copy of the SAI, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view, print, and download the SAI at the Trust’s website at www.equitable-funds.com.

The purpose of this Supplement is to provide you with information regarding changes to the control persons of Brandywine Global Investment Management, LLC (“Brandywine Global”), a sub-adviser to the EQ/Core Plus Bond Portfolio.

Effective on or about July 31, 2020, Legg Mason, Inc., the parent company of Brandywine Global, was acquired by Franklin Resources, Inc. In connection with this change, the table in the section of the SAI entitled “Investment Management and Other Services – The Sub-Advisers” is hereby amended to include the following information:

Portfolio	Name and Control Persons of the Sub-Adviser
EQ/Core Plus Bond Portfolio

Brandywine Global is a wholly-owned, but independently operated, subsidiary of Legg Mason, Inc. Legg Mason, Inc. is a wholly-owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry.

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